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                                                                    EXHIBIT 10.8


                           AGREEMENT FOR JOINT FILING


                  In connection with the beneficial ownership of Shares of Beneficial Interest, par value $.10 per share, of USAA Real Estate Company, USAA Capital Corporation and United Services Automobile Association hereby agree to the joint filing on behalf of such persons all filings, including the filing of a Schedule 13D and all amendments thereto pursuant to Rule 13d-2(f)(1)(iii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required under the Exchange Act pursuant to which joint filing statements are permitted.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement for Joint Filing to be signed as of this 20th day of December, 1996.


                                     USAA REAL ESTATE COMPANY


                                     By: /s/ T. PATRICK DUNCAN
                                        ---------------------------------------
                                     Name: T. Patrick Duncan
                                     Title:  Senior Vice President -- Operations


                                     USAA CAPITAL CORPORATION


                                     Signature: /s/ MICHAEL D. WAGNER
                                               ---------------------------------
                                     Name:    Michael D. Wagner
                                     Title:  Vice President


                                     UNITED SERVICES AUTOMOBILE ASSOCIATION


                                     Signature: /s/ MICHAEL D. WAGNER
                                               ---------------------------------
                                     Name:    Michael D. Wagner
                                     Title:  Vice President